UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2012

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

0-21898

(Commission File Number)

Delaware	46-0408024
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

225 South Lake Avenue, Suite 300, Pasadena, CA 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (626) 304-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 16, 2012, the Compensation Committee (the “Committee”) of the Board of Directors of the Arrowhead Research Corporation (the “Company”) approved a performance bonus payment of $200,000 to the Company’s Chief Executive Officer. The payment was based on a predetermined target bonus equal to of 50% of the CEO’s base salary for fiscal 2011 and an assessment of the CEO’s 2011 performance.

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders at the 2012 Annual Meeting of Stockholders held on February 16, 2012.

•	The election of six directors to serve as members of the Company’s Board of Directors until the next Annual Meeting or until their successors are elected;

•	The approval under Nasdaq Marketplace Rules of the issuance of shares of common stock to Roche Finance LTD. in connection with our prior acquisition of Roche’s RNAi business;

•	The approval under Nasdaq Marketplace Rules of the issuance of up to 275,782 shares of common stock upon conversion of our outstanding Series A Preferred Stock;

•

The approval under Nasdaq Marketplace Rules of the issuance of common stock pursuant to a $15,000,000 equity-based line of credit, to the extent such issuance could result in the Company’s issuing more than twenty percent (20%) of the issued and outstanding common stock of the Company;

•

The approval of a proposed amendment to the Company’s 2004 Equity Incentive Plan (the “2004 Incentive Plan”) to increase the number of shares of common stock reserved for issuance under the 2004 Incentive Plan from 1,000,000 to 2,000,000 shares, and;

•	The ratification of Rose Snyder & Jacobs as independent auditors of the Company for the fiscal year ended September 30, 2011; and

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results

NAME	FOR	WITHHELD	NON VOTES
Christopher Anzalone	4,012,712	34,311	3,429,195
Mauro Ferrari	4,009,383	37,640	3,429,195
Edward W. Frykman	4,012,548	34,475	3,429,195
Douglass Given	4,012,278	34,745	3,429,195
Charles P. McKenney	4,012,258	34,765	3,429,195
Michael S. Perry	4,012,808	34,215	3,429,195

Approval of the Issuance of Shares of Common Stock to Roche Finance LTD

3,098,076 FOR            31,321 AGAINST            917,626 ABSTAIN            3,429,195 NON VOTES

The proposal was approved.

Approval of the Issuance Common Stock upon conversion of our outstanding Series A Preferred Stock

3,990,979 FOR            50,327 AGAINST            5,717 ABSTAIN            3,429,195 NON VOTES

The proposal was approved.

Approval of the Issuance of Common Stock pursuant to a $15,000,000 equity-based line of credit

3,967,827 FOR            69,150 AGAINST            10,046 ABSTAIN            3,429,195 NON VOTES

The proposal was approved.

Approval of an Amendment to the Company’s 2004 Incentive Plan

3,884,373 FOR            148,632 AGAINST            14,018 ABSTAIN            3,429,195 NON VOTES

The proposal was approved.

Ratification of Rose, Snyder & Jacobs as Arrowhead’s independent public accounting firm

7,312,321 FOR            121,407 AGAINST            42,490 ABSTAIN            0 NON VOTES

The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2012

ARROWHEAD RESEARCH CORPORATION

By:	/s/ Jane Davidson
Jane Davidson
Corporate Secretary